Financial Risk Management Objectives And Policies - Schedule of Financial Assets and Liabilities Information (Detail) - AUD ($)	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Financial Assets
Cash and cash equivalents	$ 28,983,491	$ 14,825,532	$ 3,790,491	$ 4,171,879
Trade and other receivables	2,980,102	5,437,357
Financial Liabilities
Trade and other payables	(5,633,562)	(3,487,582)
Provisions	(650,359)	(395,535)
Net	$ 25,679,672	$ 16,379,772